A Berkshire Hathaway Company BHE Fixed-Income Investor Update Acquisition of Dominion GT&S Business July 6, 2020 Exhibit 99.1

Forward-Looking Statements This presentation contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by the use of forward-looking words, such as "will," "may," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "intend," "potential," "plan,“ "forecast" and similar terms. These statements are based upon the Berkshire Hathaway Energy (“BHE”)’s and its subsidiaries’ (collectively, the “Company”) current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of the Company and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others: general economic, political and business conditions, as well as changes in, and compliance with, laws and regulations, including income tax reform, initiatives regarding deregulation and restructuring of the utility industry, and reliability and safety standards, affecting the Company's operations or related industries; changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce facility output, accelerate facility retirements or delay facility construction or acquisition; the outcome of regulatory rate reviews and other proceedings conducted by regulatory agencies or other governmental and legal bodies and the Company's ability to recover costs through rates in a timely manner; changes in economic, industry, competition or weather conditions, as well as demographic trends, new technologies and various conservation, energy efficiency and private generation measures and programs, that could affect customer growth and usage, electricity and natural gas supply or the Company's ability to obtain long-term contracts with customers and suppliers; performance, availability and ongoing operation of the Company's facilities, including facilities not operated by the Company, due to the impacts of market conditions, outages and repairs, transmission constraints, weather, including wind, solar and hydroelectric conditions, and operating conditions; the effects of catastrophic and other unforeseen events, which may be caused by factors beyond the control of the Company or by a breakdown or failure of the Company‘s operating assets, including severe storms, floods, fires, earthquakes, explosions, landslides, an electromagnetic pulse, mining incidents, litigation, wars, terrorism, pandemics (including potentially in relation to COVID-19), embargoes, and cyber security attacks, data security breaches, disruptions, or other malicious acts; a high degree of variance between actual and forecasted load or generation that could impact the Company's hedging strategy and the cost of balancing its generation resources with its retail load obligations; changes in prices, availability and demand for wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generating capacity and energy costs; the financial condition, creditworthiness and operational stability of the Company's significant customers and suppliers; changes in business strategy or development plans; availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in interest rates; changes in the Company's credit ratings; risks relating to nuclear generation, including unique operational, closure and decommissioning risks; hydroelectric conditions and the cost, feasibility and eventual outcome of hydroelectric relicensing proceedings; the impact of certain contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the fair value of certain contracts;

Forward-Looking Statements the impact of inflation on costs and the ability of the Company to recover such costs in regulated rates; fluctuations in foreign currency exchange rates, primarily the British pound and the Canadian dollar; increases in employee healthcare costs; the impact of investment performance and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements; changes in the residential real estate brokerage, mortgage and franchising industries and regulations that could affect brokerage, mortgage and franchising transactions; the ability to successfully integrate future acquired operations into the Company's business; unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future facilities and infrastructure additions; the availability and price of natural gas in applicable geographic regions and demand for natural gas supply; the impact of new accounting guidance or changes in current accounting estimates and assumptions on the financial results of the Company; and other business or investment considerations that may be disclosed from time to time in the Company‘s filings with the SEC or in other publicly disseminated written documents. Further details of the potential risks and uncertainties affecting the Company are described in its filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing factors should not be construed as exclusive.

Transaction Overview Acquiring substantially all of Dominion Energy’s (Dominion) natural gas transmission and storage business (Dominion GT&S) for an equity purchase price of $4.0 billion and assuming approximately $5.7 billion of debt resulting in an enterprise value of $9.7 billion Pipeline and Storage Business: acquiring premier interstate pipeline companies with stable, demand-driven customers with long-term contracts Includes 100% of Dominion Energy Transmission, Questar Pipeline and Carolina Gas Transmission; and 50% of Iroquois Gas Transmission System Cove Point: acquiring 25% of the total limited partnership interests and 100% of the general partnership interest, resulting in a 25% economic ownership interest in Cove Point LNG, which is one of six liquefied natural gas export facilities in the U.S. Post-closing, BHE will be the operator of Cove Point BHE is not acquiring any portion of the Atlantic Coast Pipeline BHE expects to issue perpetual preferred stock to its owners for $3.8 billion, which represents the equity purchase price, net of cash acquired and post-closing adjustments BHE intends to pay down approximately $1.2 billion of maturing debt at Dominion Energy Gas Holdings (DEGH) over the next year to strengthen the balance sheet and support its existing credit ratings The transaction is expected to close in the fourth quarter of 2020 Subject to DOE and FCC approvals, and Hart-Scott-Rodino antitrust clearance

Transaction Highlights and Benefits Critical infrastructure Over 7,700 miles of natural gas transmission lines, with approximately 20.8 Bcf/d of transportation capacity and 900 Bcf of operated natural gas storage with 364 Bcf of company-owned working storage capacity. Includes Cove Point, which is an LNG export facility with import facilities, LNG storage of 14.6 billion cubic feet and a 136-mile pipeline connecting the facility to upstream pipelines Strong Customer Relationships Approximately 96% firm contracted revenues with minimal volumetric and commodity price exposure. Approximately 78% of revenues derived from investment grade counterparties Operational excellence Best-in-class operational track record, industry-leading safety record and industry-leading methane reduction targets diversification Critical infrastructure companies servicing communities, businesses and customers in Eastern and Western states Commitment to Sustainable energy future Natural gas is a reliable, flexible, and less carbon-intensive source of energy that can help our customers’ and communities’ deliver on a more comprehensive approach to ensuring a cleaner environment for the future We believe this is a unique opportunity to acquire a large portfolio of premier interstate pipeline companies with an exceptionally safe, reliable operating history and demand-driven customer base with strong commercial contracts

Berkshire Hathaway Energy Critical Energy Infrastructure Businesses Dominion Energy Cove Point LNG LP (25%) Pipeline LNG Terminal Dominion Energy Questar Pipeline LLC Pipeline (includes subsidiaries) Storage Facility Dominion Energy Transmission Inc. Pipeline Storage Facility Dominion Energy Carolina Gas Transmission LLC Iroquois Gas Transmission System LP (50%) Dominion Modular LNG Holdings, Inc. The acquisition of Dominion GT&S adds geographic diversification

Strong Business & Financial Position We believe demand for natural gas in the U.S. is expected to grow through 2040 and will play a key role in the shift to a more sustainable energy future. Berkshire Hathaway Energy Dominion GT&S The Dominion GT&S acquisition enhances BHE’s business mix and credit profile BHE will maintain its low business risk with more than 85% of our business coming from rate-regulated utilities and FERC-regulated natural gas pipelines, while further diversifying our business portfolio and geographic footprint The financing demonstrates continued support from our owners in the form of committed equity We do not pay dividends, which allows us to continue to grow the business and maintain credit quality After transaction closing, Dominion GT&S’ current ownership in Cove Point LNG will decrease from 75% to 25%, resulting in more than 80% of Dominion GT&S business coming from FERC-regulated natural gas pipelines Once closed, we expect to deleverage through near-term debt reductions of approximately $1.2 billion at DEGH as debt matures. Given an improved business profile from an increased concentration of FERC-regulated pipelines and deleveraging, we believe DEGH business risk will be reduced

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